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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 20, 2005
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                     1-9924                  52-1568099
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     (State or other               (Commission              (IRS Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                 Citigroup Inc.
                          Current Report on Form 8-K/A

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On September 20, 2005, Citigroup Inc. filed a Form 8-K reporting under Item
5.02 thereto that Andrew N. Liveris had been elected to the Citigroup Board of Directors.

Citigroup is filing this Form 8-K/A to report that on October 18, 2005, the Citigroup Board of Directors appointed Mr. Liveris to the Audit Committee.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2005                   CITIGROUP INC.


                                          By:  /s/  Michael S. Helfer
                                             -----------------------------------
                                          Name:    Michael S. Helfer
                                          Title:   General Counsel and Corporate
                                                   Secretary